UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 13, 2025

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Marvell Technology, Inc. (the “Company”) held on June 13, 2025, stockholders voted on the matters set forth below. Each issued share of common stock was entitled to one vote on each of the proposals voted on at the meeting.

1.  The nominees for election to the Board were elected, each for a one-year term until the 2026 Annual Meeting of Stockholders, based upon the following votes:

	FOR	AGAINST	ABSTAIN	BNV	TOTAL
Sara Andrews	606,907,468	1,298,916	665,357	117,168,754	726,040,495
W. Tudor Brown	585,410,834	22,828,207	632,700	117,168,754	726,040,495
Brad W. Buss	588,546,532	19,684,607	640,602	117,168,754	726,040,495
Daniel Durn	607,615,852	617,023	638,866	117,168,754	726,040,495
Rebecca W. House	600,017,465	8,171,039	683,237	117,168,754	726,040,495
Marachel L. Knight	601,604,734	6,620,770	646,237	117,168,754	726,040,495
Matthew J. Murphy	572,887,155	31,408,362	4,576,224	117,168,754	726,040,495
Richard P. Wallace	597,116,140	11,159,212	596,389	117,168,754	726,040,495

2.  The proposal to approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
504,237,077	100,024,199	4,610,465	117,168,754	726,040,495

3.  The proposal to approve the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for its fiscal year ending January 31, 2026, was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	TOTAL
720,721,539	3,593,623	1,725,333	726,040,495

4.  The stockholder proposal to implement an Independent Board Chairman was not approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE	TOTAL
231,974,990	375,903,139	993,612	117,168,754	726,040,495

Item 8.01	Other Events.

On June 13, 2025, the Company announced that its Board of Directors had declared the payment of its quarterly dividend of $0.06 per share to be paid on July 31, 2025 to all stockholders of record as of July 11, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The payment of future quarterly cash dividends is subject to, among other things, the best interests of the Company and its stockholders, its results of operations, cash balances and future cash requirements, financial condition, statutory requirements of Delaware law, and other factors that the Board of Directors may deem relevant.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated June 13, 2025, titled “Marvell Technology, Inc. Declares Quarterly Dividend Payment”

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: June 13, 2025	By:	/s/ Mark Casper
Mark Casper
EVP, Chief Legal Officer and Secretary